Prepayments and Other Non-Current Assets - Schedule of Prepayments and Other Non Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepayments and Other Non-Current Assets [Abstract]
Prepayments to vendors and content providers	¥ 84,241		¥ 139,968
Interest receivables	10,532		0
Refundable lease deposits	7,788		8,519
Others	8,313		2,400
Total	¥ 110,874	$ 16,075	¥ 150,887